UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

______________________________

WASHINGTON, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

MARCH 27, 2019

EMPIRE PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-16653	73-1238709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1203 E. 33rd Street, Suite 250, Tulsa Oklahoma	74105
(Address of principal executive offices)	(Zip Code)

(539) 444-8002
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class None	Trading Symbol(s) EMPR	Name of each exchange on which registered None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 2, 2019, Empire Petroleum Corporation (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated March 27, 2019 (the "Initial Form 8-K"), to report, among other things, that Empire North Dakota LLC, a Delaware limited liability company, which is a wholly owned subsidiary of the Company ("Empire North Dakota"), acquired oil and gas properties (the "EnergyQuest Properties") from EnergyQuest II, LLC (the "EnergyQuest Acquisition").

This Current Report on Form 8-K/A amends Item 9.01 of the Initial Form 8-K to present certain financial statements of the EnergyQuest Properties and to present certain unaudited pro forma financial statements of the Company in connection with the EnergyQuest Acquisition.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Filed as Exhibit 99.1 to this Current Report on Form 8-K/A, and incorporated herein by reference, are audited Statements of Revenues and Direct Operating Expenses of the EnergyQuest Properties for the years ended December 31, 2018 and 2017.

(b)	Pro Forma Financial Information.

Filed as Exhibit 99.2 to this Current Report on Form 8-K/A, and incorporated herein by reference, are unaudited pro forma condensed consolidated financial statements of the Company as of and for the year ended December 31, 2018, which have been prepared to give effect to the EnergyQuest Acquisition. These unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent what the Company's actual results of operations or financial position would have been if the EnergyQuest Acquisition had occurred on the dates indicated, nor are they necessarily indicative of the Company's future operating results or financial position.

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit
Number	Description

10.1*	First Amendment to Senior Revolver Loan Agreement, dated as of March 27, 2019, by and between Empire Louisiana, LLC, Empire North Dakota and CrossFirst Bank.

99.1**	Statements of Revenues and Direct Operating Expenses of the EnergyQuest Properties.

99.2**	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.

________________
*   Previously filed with the Initial Form 8-K.
** Filed with this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION

Date: July 17, 2019	By:	/s/ Michael R. Morrisett
Michael R. Morrisett
President